Exhibit 10.43

EXECUTION COPY

AMENDMENT NO. 4

Dated as of November 22, 2016

to

CREDIT AGREEMENT

Dated as of October 12, 2011

THIS AMENDMENT NO. 4 (this “Amendment”) is made as of November 22, 2016 by and among C. R. Bard, Inc., a New Jersey corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Credit Agreement dated as of October 12, 2011 by and among the Borrower, the Lenders from time to time party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the Amendment No. 4 Effective Date (as defined below), the parties hereto agree that the Credit Agreement shall be amended as follows:

(a) JPMorgan Chase Bank, N.A. is hereby designated as a Joint Lead Arranger and a Joint Bookrunner in respect of the credit facility evidenced by the Credit Agreement as amended hereby. Accordingly, the cover page of the Credit Agreement is hereby amended to add a reference to JPMorgan Chase Bank, N.A. as a Joint Lead Arranger and as a Joint Bookrunner.

(b) J.P. Morgan Securities LLC is hereby removed as a Joint Lead Arranger and a Joint Bookrunner in respect of the credit facility evidenced by the Credit Agreement as amended hereby. Accordingly, the cover page of the Credit Agreement is hereby amended to delete the reference to J.P. Morgan Securities LLC as a Joint Lead Arranger and as a Joint Bookrunner.

(c) U.S. Bank National Association is hereby designated as a Syndication Agent and as a Joint Lead Arranger and a Joint Bookrunner in respect of the credit facility evidenced by the Credit Agreement as amended hereby. Accordingly, the cover page of the Credit Agreement is hereby amended to (i) add a reference to U.S. Bank National Association as a Syndication Agent and (ii) add a reference to U.S. Bank National Association as a Joint Lead Arranger and as a Joint Bookrunner.

(d) Each of TD Bank, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd., Mizuho Bank, Ltd. and Bank of China, New York Branch was previously designated as a Documentation Agent in respect of the credit facility evidenced by the Credit Agreement as amended hereby. Accordingly, the cover page of the Credit Agreement is hereby amended to add a reference to each of TD Bank, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd., Mizuho Bank, Ltd. and Bank of China, New York Branch as a Documentation Agent.

(e) The definition of “Commitment” appearing in Section 1.01 of the Credit Agreement is amended to restate the final two sentences thereof in their entirety to read as follows:

The amount of each Lender’s Commitment as of the Amendment No. 4 Effective Date is set forth on Schedule 1.01, or in the Assignment and Assumption or other agreement pursuant to which such Lender shall have assumed its Commitment, as applicable. As of the Amendment No. 4 Effective Date, the aggregate amount of the Commitments is $1,000,000,000.

(f) The definition of “Defaulting Lender” appearing in Section 1.01 of the Credit Agreement is amended to restate clause (d) thereof in its entirety to read as follows:

(d) has become the subject of (A) a Bankruptcy Event or (B) a Bail-In Action

(g) The definition of “Commitment Termination Date” appearing in Section 1.01 of the Credit Agreement is amended to delete the reference to “November 23, 2020” appearing therein and to replace such reference with “November 22, 2021”.

(h) The definition of “Issuing Bank” appearing in Section 1.01 of the Credit Agreement is amended to delete the reference to “(b) Bank of America, N.A. and (c) each other Lender selected” appearing therein and to replace such reference with “(b) Bank of America, N.A., (c) U.S. Bank National Association and (d) each other Lender selected”.

(i) Section 1.01 of the Credit Agreement is amended to add the following definitions thereto in proper alphabetical order and, where applicable, replace the corresponding previously existing definitions:

“Amendment No. 4 Effective Date” means November 22, 2016.

“Applicable L/C Sublimit” means (i) with respect to JPMCB in its capacity as an Issuing Bank under this Agreement, $33,333,334, (ii) with respect to Bank of America, N.A. in its capacity as an Issuing Bank under this Agreement, $33,333,333, (iii) with respect to U.S. Bank National Association in its capacity as an Issuing Bank under this Agreement, $33,333,333 and (iv) with respect to any other Person that becomes an Issuing Bank pursuant to the terms of this Agreement, such amount as agreed to in writing by the Borrower, the Administrative Agent and such Person at the time such Person becomes an Issuing Bank pursuant to the terms of the Agreement, as each of the foregoing amounts may be amended from time to time with the written consent of the Borrower, the Administrative Agent and the Issuing Banks (such consents not to be unreasonably withheld or delayed).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Joint Lead Arrangers” means the Joint Lead Arrangers and Joint Bookrunners listed on the cover page of this Agreement. The parties hereby agree that Merrill Lynch, Price, Fenner and Smith Incorporated may, without notice to Borrower, assign its rights and obligations as a Joint Lead Arranger under this Credit Agreement to any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the Amendment No. 4 Effective Date.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(j) Article VIII of the Credit Agreement is amended to delete the reference to “the Syndication Agent” appearing in the last paragraph thereof and to replace such reference with “the Syndication Agents”.

(k) A new Section 9.16 is added to the Credit Agreement immediately following Section 9.15 of the Credit Agreement as follows:

SECTION 9.16. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(l) Schedule 1.01 to the Credit Agreement is amended and restated in its entirety in the form of Schedule 1.01 attached hereto.

2. Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 4 Effective Date”) is subject to the satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Lenders, the Issuing Banks, the Swingline Lender and the Administrative Agent.

(b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 4 Effective Date) of Weil, Gotshal & Manges LLP, special New York counsel for the Borrower, covering such matters relating to the Borrower, this Amendment or the Credit Agreement as amended hereby as the Administrative Agent shall reasonably request (and the Borrower hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

(c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of this Amendment and the Credit Agreement as amended hereby, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d) The Administrative Agent shall have received a certificate, dated the Amendment No. 4 Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in clauses (a) and (b) of the first sentence of Section 4.02 of the Credit Agreement (excluding, however, the first parenthetical clause in such clause (a)).

(e) The Administrative Agent shall have received, for the account of each Lender, an upfront fee in an amount equal to the amount previously disclosed to the Lenders.

(f) The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including the reasonable fees and expenses of Latham & Watkins LLP, counsel to the Administrative Agent, that are due and payable on or prior to the Amendment No. 4 Effective Date and for which an invoice has been presented to the Borrower at least one Business Day prior to the Amendment No. 4 Effective Date) in connection with this Amendment.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (or, in the case of any such representations and warranties qualified as to materiality, in all respects) on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) On the Amendment No. 4 Effective Date, the Administrative Agent shall make such reallocations of each Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement as are necessary in order that the Revolving Credit Exposure with respect to such Lender reflects such Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement as amended hereby. Each Lender hereby waives any compensation by the Borrower of any and all losses, costs and expenses incurred by such Lender solely in connection with the sale and assignment of any Eurodollar Loans and the reallocation described in this clause (d) and occurring on the Amendment No. 4 Effective Date that would otherwise be due to such Lender pursuant to Section 2.13 of the Credit Agreement.

(e) This Amendment is a “Loan Document” under (and as defined in) the Credit Agreement.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Submission to Jurisdiction. The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against the Borrower or its properties in the courts of any jurisdiction.

7. Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by fax or other electronic transmission (including, without limitation, PDF) shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

C. R. BARD, INC., as the Borrower

By:	/s/ Christopher S. Holland
Name:	Christopher S. Holland
Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Scott T. Lowry
Name:	Scott T. Lowry
Title:	Vice President and Treasurer

Signature Page to Amendment No. 4 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

JPMORGAN CHASE BANK, N.A., individually as a Lender, as an Issuing Bank, as Swingline Lender and as Administrative Agent

By:	/s/ Joon Hur
Name:	Joon Hur
Title:	Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

BANK OF AMERICA, N.A.,
individually as a Lender, as an Issuing Bank and as a Syndication Agent

By:	/s/ Joseph L. Corah
Name:	Joseph L. Corah
Title:	Director

Signature Page to Amendment No. 4 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

U.S. BANK NATIONAL ASSOCIATION, individually as a Lender, as an Issuing Bank and as a Syndication Agent

By:	/s/ Joseph M. Schnorr
Name:	Joseph M. Schnorr
Title:	Senior Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually as a Lender and as a Documentation Agent

By:	/s/ Joe Ellerbroek
Name:	Joe Ellerbroek
Title:	Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

GOLDMAN SACHS BANK USA, individually as a Lender and as a Documentation Agent

By:	/s/ Annie Carr
Name:	Annie Carr
Title:	Authorized Signatory

Signature Page to Amendment No. 4 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

BARCLAYS BANK PLC, individually as a Lender and as a Documentation Agent

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

ROYAL BANK OF CANADA, individually as a Lender and as a Documentation Agent

By:	/s/ Scott MacVicar
Name:	Scott MacVicar
Title:	Authorized Signatory

Signature Page to Amendment No. 4 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

TD BANK, N.A., individually as a Lender and as a Documentation Agent

By:	/s/ Steve Levi
Name:	Steve Levi
Title:	Senior Vice President

Signature Page to Amendment No. 4 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., individually as a Lender and as a Documentation Agent

By:	/s/ Brian McNany
Name:	Brian McNany
Title:	Director

Signature Page to Amendment No. 4 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

MIZUHO BANK, LTD., individually as a Lender and as a Documentation Agent

By:	/s/ Bertram H. Tang
Name:	Bertram H. Tang
Title:	Authorized Signatory

Signature Page to Amendment No. 4 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

BANK OF CHINA, NEW YORK BRANCH individually as a Lender and as a Documentation Agent

By:	/s/ Raymond Qiao
Name:	Raymond Qiao
Title:	Managing Director

Signature Page to Amendment No. 4 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robert J Levins
Name:	Robert J Levins
Title:	Senior Portfolio Manager

Signature Page to Amendment No. 4 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

SCHEDULE 1.01

Commitments

Name of Lender	Commitment ($)
JPMorgan Chase Bank, N.A.	$125,000,000
Bank of America, N.A.	$125,000,000
U.S. Bank National Association	$125,000,000
Wells Fargo Bank, National Association	$75,000,000
Goldman Sachs Bank USA	$75,000,000
Barclays Bank PLC	$75,000,000
Royal Bank of Canada	$75,000,000
TD Bank, N.A.	$75,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$75,000,000
Mizuho Bank, Ltd.	$75,000,000
Bank of China, New York Branch	$75,000,000
HSBC Bank USA, National Association	$25,000,000
Total:	$1,000,000,000